UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 25, 2018

Date of Report (Date of earliest event reported)

GRAND HAVANA INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55037	27-0631947
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

407 Lincoln Rd. Suite 12R Miami Beach FL	33139
(Address of principal executive offices)	(Zip Code)

305-297-2207

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On June 25, 2018, Grand Havana Inc. (the “Company”) dismissed D Brooks & Associates CPA’s, P.A. (“Brooks”) as its independent registered public accounting firm. This action was approved by the Company’s Board of Directors on June 25, 2018. Brook’s had not provided a report on the Company during the last two fiscal years. Brooks had provided a report on the Company’s financial statements for the fiscal year ended June 30, 2014. That report of Brooks on the Company’s financial statements contained no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as that the report indicated conditions which raised substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years and through the date of this report, it has had no disagreements with Brooks on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Brooks, would have caused it to make reference to the subject matter of such disagreements in its report on the Company’s financial statements for such periods.

The Company provided Brooks with a copy of this disclosure before its filing with the SEC. The Company requested that Brooks provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements, and the Company received a letter from Brooks stating that it agrees with the above statements. A copy of the letter from Brooks is attached hereto as Exhibit 16.1.

New Independent Registered Public Accounting Firm

The Company’s Board of Directors appointed Malone Bailey, LLP (“Malone”) as its new independent registered public accounting firm, effective as of June 25, 2018. During the two most recent fiscal years and through the date of the Company’s engagement of Malone, the Company did not consult with Malone regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(v)), during the two most recent fiscal years.

Prior to engaging Malone, Malone did not provide the Company with either written or oral advice that was an important factor considered by the Company in reaching a decision to engage Malone as its independent accounting firm.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 25, 2018 the Board of Directors approved a change in the Company’s year-end from June 30 to December 31. The transition period will be covered on the Company’s filing of its form 10-K.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter of D. Brooks & Associates, CPA’s, P.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Robert Rico
Date: June 26, 2018	By: /s/ Robert Rico
CEO/Director